January 25, 1995


Dear Stockholder:

     The 1995 Annual Meeting of Stockholders of the Company will be held in the Petroleum Room of the Ramada Inn in Laurel, Mississippi, at 10:00 A.M. on Thursday, February 23, 1995. The purposes of the Annual Meeting are set forth in the accompanying Notice and Proxy Statement.

     The 1994 Annual Report, which is enclosed, contains financial and other information concerning the Company and its business for the fiscal year ended October 31, 1994. The Annual Report is not to be considered part of the proxy solicitation materials.

     We cordially invite you to attend the Annual Meeting. If you cannot attend, please complete and return the enclosed Proxy so that your vote can be recorded.

                                   Cordially,


                                   /s/ Joe Frank Sanderson
                                   Joe Frank Sanderson
                                   Chairman of the Board

PAGE

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 23, 1995

To the Stockholders:

     The Annual Meeting of Stockholders of Sanderson Farms, Inc. (the "Company") will be held in the Petroleum Room of the Ramada Inn, Laurel, Mississippi at 10:00 A.M. (local time) on Thursday, February 23, 1995, for the following purposes:

     (1) To elect three Class C Directors to serve until the 1998 annual meeting;

     (2) To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1995; and

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The business to be transacted at the Annual Meeting is more fully described in the accompanying Proxy Statement, to which reference is hereby made.

     The Board of Directors has fixed the close of business on January 6, 1995, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS:
                              /s/James A. Grimes
                              James A. Grimes, Secretary
Dated: January 25, 1995

                                PROXY STATEMENT

General

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Sanderson Farms, Inc. (the "Company"), P.O. Box 988, Laurel, Mississippi 39441, in connection with the 1995 Annual Meeting of Stockholders to be held February 23, 1995, and any adjournments of that meeting. Execution of the Proxy will not in any way affect a stockholder's right to attend the meeting and, upon revocation of the Proxy, to vote in person. Proxies may be revoked at any time before they are voted by filing with the Secretary a written notice of revocation or a duly executed Proxy bearing a later date. Unless they are revoked, Proxies in the form enclosed, properly executed and received by the Secretary of the Company prior to the Annual Meeting, will be voted at the meeting as specified by the stockholder in the Proxy or, except with respect to broker non-votes, if no specification is made in the Proxy, then FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders, and according to their discretion upon all other matters which may properly come before the meeting. Broker non-votes will be treated as not present for purposes of calculating the vote on a matter for which no specification is made in the proxy, and will not be counted either as a vote FOR or AGAINST a proposal or as an ABSTENTION with respect thereto. Abstentions will not be counted either as a vote FOR or as a vote AGAINST a proposal. The cost of soliciting Proxies is being paid by the Company.

     The Company's 1994 Annual Report accompanies this Proxy Statement, but is not to be considered a part of the proxy solicitation materials. The record date for the Annual Meeting is January 6, 1995. These materials are being mailed to stockholders on or about January 25, 1995.

Capital Stock

     The authorized capital stock of the Company consists of 5,000,000 shares of non-voting preferred stock, of which 500,000 shares have been designated
Series A Junior Participating Preferred Stock, par value $100.00 per share, none of which shares have been issued, and 100,000,000 shares of Common
Stock, par value $1.00 per share, of which 9,075,427 shares had been issued and were outstanding as of January 6, 1995, the record date for the Annual Meeting. Only stockholders of record at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. Each such stockholder is entitled to one vote for each share of common stock held at that date.

Stock Dividend

     On January 26, 1995, the Board of Directors of the company will consider the declaration of a stock dividend of one-half share of common stock for each share of common stock outstanding on February 7, 1995, which is the proposed record date for the stock dividend. The stock dividend, if declared, will be payable February 22, 1995.

     Numbers of shares of common stock and prices per share reflected throughout this Proxy Statement are pre-dividend numbers and prices and, accordingly, do not reflect the increase in the number of shares, or the decrease in the per share price, that will occur by virtue of the 50% stock dividend if the Board takes such action.

Beneficial Ownership

     The following table sets forth information, as of January 6, 1995 concerning (a) the only stockholders known by the Company to own beneficially more than 5% of the common stock of the Company, which is the only class of voting securities outstanding, (b) the beneficial ownership of common stock of the executive officers named in the "Summary Compensation Table" below, and (c) the beneficial ownership of common stock by all Directors and executive officers of the Company as a group.

                                   Amount
Beneficial Owner(s)             Beneficially              Percent
   and Address                   Owned(1)(2)              of Class
Joe Frank Sanderson (3)            2,152,838 shares         23.72%
Dewey R. Sanderson, Jr. (4)        2,178,988 shares         24.01%
D. Michael Cockrell (5)              660,376 shares          7.28%
Joe F. Sanderson, Jr. (6)            740,010 shares          8.15%
Trustmark National Bank (7)          660,076 shares          7.27%

All Directors and executive
officers as a
group (12 persons) (8)             5,240,606 shares         57.75%


     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

     (2) Joe F. Sanderson, Jr., D. Michael Cockrell and Trustmark National Bank are the trustees of the Employee Stock Ownership Plan and Trust of Sanderson Farms, Inc. and Affiliates (the "ESOP"), which is the record owner of 660,076 shares of common stock of the Company. Trustmark National Bank and Messrs. Sanderson and Cockrell, in their respective capacities as trustees of the ESOP, share with each other investment power with respect to those shares of common stock and therefore are each deemed to beneficially own, under applicable regulations of the Securities and Exchange Commission, the 660,076 shares of common stock owned of record by the ESOP. With respect to the voting power of the 660,076 shares of common stock, the members of the Administrative Committee of the ESOP share with each other voting power as to 5,500 shares, which are the shares of common stock not allocated to participant accounts under the ESOP, and the participants in the ESOP exercise sole voting power as to the 654,576 shares allocated to their respective accounts under the ESOP.

     (3) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 2,099,897 shares owned of record by Mr. Sanderson and 52,941 shares allocated to Mr. Sanderson's account under the ESOP, with respect to each of which amount Mr. Sanderson has sole voting power. Mr. Sanderson has sole investment power with respect to the 2,099,897 shares owned of record by him. The trustees of the ESOP share investment power over the 52,941 shares allocated to Mr. Sanderson's account under the ESOP.

     (4) Address: P. O. Box 988, Laurel, Mississippi 39441. Includes 148,838 shares owned of record by Mr. Sanderson's wife, as to which she exercises sole voting and investment power, and as to which Mr. Sanderson, pursuant to Rule 13d-4, disclaims beneficial ownership.

     (5) Address: P. O. Box 988, Laurel, Mississippi 39441. The amount in the table includes 300 shares owned of record by Mr. Cockrell. See note (2) above for a description of the nature of Mr. Cockrell's beneficial ownership of the 660,076 shares of common stock owned of record by the ESOP. Mr. Cockrell, pursuant to Rule 13d-4, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP.

     (6) Address: P. O. Box 988, Laurel, Mississippi 39441. See note (2) above for a description of the nature of Mr. Sanderson's beneficial ownership of the 660,076 shares of common stock owned of record by the ESOP. With respect to the 19,203 shares allocated to his account under the ESOP, Mr. Sanderson has sole voting power and the trustees of the ESOP share with each other investment power. Mr. Sanderson, pursuant to Rule 13d-4, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, except the 19,203 shares allocated to his individual account. In addition, the amount shown in the table includes 45,841 shares owned of record by Mr. Sanderson over which he exercises sole voting and investment power. The amount shown in the table also includes
4,360 shares owned of record by Mr. Sanderson's wife, over which she exercises sole voting and investment power and as to which Mr. Sanderson, pursuant to Rule 13d-4, disclaims beneficial ownership. The amount in the table also includes 29,733 shares owned of record by a charitable private foundation established by Joe Frank Sanderson, for which Mr. Sanderson serves as a director and as such, shares voting and investment power with the other directors of the foundation with respect to such shares.

     (7) Address: 415 North Magnolia, Laurel, Mississippi 39940. See note
(2) above for a description of the nature of Trustmark National Bank's beneficial ownership of the 660,076 shares of common stock owned of record by the ESOP. Trustmark National Bank, pursuant to Rule 13d-4, disclaims beneficial ownership of all shares of common stock owned of record by the ESOP, which constitute all shares reported as being beneficially owned by it.

     (8) Includes an aggregate of 74,621 shares allocated to the accounts of all Directors and executive officers as a group (12 persons, 4 participating) under the ESOP. See note (2) above.

                             ELECTION OF DIRECTORS

     The amended Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes (Class A, Class B and Class C), with each class containing one-third, or as close to one-third as possible, of the total, and that the number of directors shall be fixed by the Board of Directors in the By-laws. At the current time, the Board of Directors has fixed the number of directors at nine, resulting in there being three directors in each class. At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. At the 1995 Annual Meeting, stockholders will elect three Class C directors, whose term will expire at the 1998 annual meeting.

Nominees for Class C Directors

     The Board of Directors proposes the election as Class C Directors of the three nominees listed below, each to serve as a Class C Director until the 1998 annual meeting and until his successor is elected and has qualified. Any vacancy on the Board of Directors may be filled either by the Board of Directors or by the stockholders, and any person elected to fill a vacancy will serve the remainder of the term of the director whose position has become vacant.

     Proxies in the enclosed form may also be voted for the election as Class C Directors of substitute nominees who may be named by the Board of Directors to replace any of the three nominees who become unavailable to serve for any reason. (No such unavailability is presently known to the Board of Directors.) In no event, however, will the Proxies be voted for more than three persons. There are no arrangements or understandings relating to any person's service or prospective service as a Class C Director of the Company. No nominee listed below will be elected as a Class C Director unless such nominee receives the affirmative vote of the holders of a majority of the shares entitled to vote and represented (whether in person or by proxy) at the Annual Meeting at which a quorum is present. If more nominees than the number of Directors to be elected receive a majority vote, then those nominees, up to three persons, receiving the highest number of votes will be elected. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the nominees for Class C Directors. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the election of the Class C Directors, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.

     The following table lists the nominees for Class C Director and shows, as of January 6, 1995, their respective beneficial ownership of common stock of the Company. Joe Frank Sanderson is the father of Joe F. Sanderson, Jr. (Class A Director), the brother of Dewey R. Sanderson, Jr. (Class B Director) and the uncle of Robert Buck Sanderson (Class C Director). Robert Buck Sanderson is the son of Dewey R. Sanderson, Jr. (Class B Director), the cousin of Joe F. Sanderson, Jr. (Class A Director) and the nephew of Joe Frank Sanderson (Class C Director).

                                                       Shares
Nominees for                              Director   Beneficially  Percent
Class C Director                   Age      Since     Owned (1)    of Class
Class C (Term expiring in 1998)

    Joe Frank Sanderson (2)         69       1955    2,152,838      23.72%
    Robert Buck Sanderson           41       1992      169,391       1.87%
    Donald W. Zacharias             59       1988          100         (3)


     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the notes below.

     (2) See note (3) to the table under the caption "Proxy Statement, Beneficial Ownership" for description of the nature of Mr. Sanderson's beneficial ownership.

     (3)  Less than 1%.

Directors Continuing in Office

     The following table lists the Class A and Class B Directors of the Company, whose terms expire at the 1996 and 1997 annual meetings, respectively, and shows as of January 6, 1995, the beneficial ownership of common stock by each of them. Joe F. Sanderson, Jr. is the son of Joe Frank Sanderson (Class C Director), the nephew of Dewey R. Sanderson, Jr. (Class B Director) and the cousin of Robert Buck Sanderson (Class C Director). Dewey R. Sanderson, Jr. is the father of Robert Buck
Sanderson (Class C Director), the brother of Joe Frank Sanderson (Class
C Director) and the uncle of Joe F. Sanderson, Jr. (Class A Director).

                                                        Shares
Name of                                     Director  Beneficially   Percent
Continuing Director                    Age   Since      Owned (1)    of Class

Class A (Term expiring   in 1996)

   Joe F. Sanderson, Jr.(2)              47    1984     740,010        8.11%
   Charles W. Ritter, Jr.                61    1988       7,000         (6)
   Phil K. Livingston(3)                 51    1989       1,920         (6)

Class B (Term expiring in 1997)

   Dewey R. Sanderson, Jr.(4)            72    1955   2,178,988       24.11%
   Rowan H. Taylor                       69    1989       3,000         (6)
   John H. Baker, III(5)                 53    1994      40,000         (6)

__________________________

     (1) The shares are owned of record by the beneficial owners shown with sole voting and investment power, except as set forth in the following notes.

     (2) See notes (2) and (6) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

     (3) Mr. Livingston owns 1,090 shares of common stock of the Company through an IRA, over which he exercises sole voting and investment power. A retirement account belonging to Mr. Livingston's wife owns of record 830 shares, over which she exercises sole voting and investment power, and as to which Mr. Livingston, pursuant to Rule 13d-4, disclaims beneficial ownership.

     (4) See note (4) to the table under the caption "Proxy Statement, Beneficial Ownership" for a description of the nature of Mr. Sanderson's beneficial ownership.

     (5) The amount in the table includes 20,000 shares owned of record by Mr. Baker's wife, as to which she exercises sole voting and investment power, and 20,000 shares owned of record by a trust for the benefit of Mr. Baker's daughter, as to which an institutional trustee exercises sole voting and investment power, and as to all of which Mr. Baker, pursuant to Rule 13d-14, disclaims beneficial ownership.

     (6) Less than 1%.


Principal Occupations and Certain Directorships

     The following paragraphs identify the principal occupations of all Directors of the Company and directorships they hold in other companies with securities registered with the Securities and Exchange Commission. Except as otherwise indicated, each Director has served for at least five years in the position shown.

     Joe F. Sanderson, Jr. has served as President and Chief Executive Officer of the Company since November 1, 1989. From January 1984, through October 1989, Mr. Sanderson served as Vice-President, Processing and Marketing, of the Company.

     Charles W. Ritter, Jr. has served, since 1967, as President and a Director of the Attala Company, which is principally engaged in the business of milling and selling feed and corn meal. He has also served as President of JRS, Inc., a family owned real estate investment firm, since 1973. Mr. Ritter is a director of First M & F Corp. and Merchants & Farmers Bank, Kosciusko, Mississippi.

     Phil K. Livingston has served as President and Chief Executive Officer of Citizens National Bancshares, Inc., Hammond, Louisiana, since its organization in 1983. Citizens National Bancshares, Inc. is the parent company of Citizens National Bank, which Mr. Livingston has also served as Chief Executive Officer and Chairman of the Board for all of the last five years.

     Dewey R. Sanderson, Jr., a founder of the Company, has been retired for more than the past five years.

     Rowan H. Taylor served as President of Mississippi Valley Title Insurance Company from 1975 until 1989, and as Chairman of the Board and Chief Executive Officer of that company from 1989 until 1992. Mr. Taylor currently serves as counsel for First American Title Insurance Company of Santa Anna, California, and as counsel to the Jackson, Mississippi law firm of Alston, Rutherford, Tardy & Van Slyke. Mr. Taylor is an advisory director of Trustmark Corporation and Trustmark National Bank located in Jackson, Mississippi.

     John H. Baker, III has been the sole proprietor of John H. Baker Interests, a real estate and development company in Houston, Texas since 1968.

     Joe Frank Sanderson, a founder of the Company, has been serving as Chairman of the Board of Directors of the Company since November 1, 1989. For more than five years prior to November 1, 1989, Mr. Sanderson served as Chairman of the Board, Chief Executive Officer and Treasurer of the Company.

     Donald W. Zacharias has served as President of Mississippi State University since 1985.

     Robert Buck Sanderson has been employed by the Company since January 1, 1993. From 1978 through 1992, Mr. Sanderson served as President of Pioneer Hardware & Supply Co., Inc. in Laurel, Mississippi.

Committees of the Board of Directors; Attendance at Meetings

     The Company's Board of Directors has not appointed any standing committees as of the date of this proxy statement, except an Audit Committee. The members of the Audit Committee are Messrs. Ritter, Livingston and Zacharias. The function of the Audit Committee is, among other things, to recommend the independent auditors to the Board of Directors, to review the scope of the independent auditors' audit, to review the Company's major accounting and financial reporting policies and practices and systems for compliance with applicable statutes and regulations, and to review the Company's internal auditing functions. During the fiscal year ended
October 31, 1994, the Board of Directors met 5 times and the Audit Committee met 4 times and each incumbent Director attended at least 75% of the aggregate of (i) the total number of Board of Directors meetings held during the period for which he was a director and (ii) the total number of meetings held by the Audit Committee, as applicable.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the Securities and Exchange
Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. Based solely on a review of the copies of the reports furnished to the Company, the officers and directors of the Company are in full compliance with all Section 16(a) filing requirements, except that Mr. Lampkin Butts, who is a reporting person by virtue of his membership on the Company's Executive Committee, inadvertently failed to timely file a Form 4 reporting the acquisition of stock through a dividend reinvestment feature in an IRA and cash account maintained by him. As of the date of this Proxy Statement, Mr. Butts had made the appropriate filing.


Executive Compensation

                          Summary Compensation Table

                                          Annual Compensation
(a)                            (b)      (c)       (  d)          (e)
Name and                                                        All Other
Principal Position             Year  Salary($) Bonus($)(1)  Compensation($)(3)



Joe F. Sanderson, Jr.          1994    300,000    12,873        (3)
Chief Executive Officer        1993    235,236    25,996      5,716
and President                  1992    229,318    41,528      2,936



D. Michael Cockrell            1994    121,120     3,670       (3)
Treasurer and                  1993        (2)       (2)       (2)
Chief Financial Officer        1992        (2)       (2)       (2)



     (1) The amounts in this column represent the bonuses paid to the named individuals pursuant to the Company's Bonus Award Program, which covers all salaried employees of the Company.
     (2) Mr. Cockrell became an executive officer of the Company during fiscal 1994.
     (3) The amounts in this column represent the value of the 1993 and 1992 annual contributions made by the Company to the accounts of the named individuals under the General Employees' Profit Sharing Plan. With respect to the General Employees' Profit Sharing Plan, the Company contributed
$5,716 and $2,936 to Mr. Sanderson's account in 1993 and 1992, respectively. Although all salaried employees of the Company, including executive officers, participate in the Company's Employee Stock Ownership Plan (the "ESOP"), the Company has made no contribution to the ESOP since 1991. Allocations to participants under each of these plans are made in late January or early February of each year and therefore, as of the date of this Proxy Statement, no amounts have been allocated to the accounts of the named individuals under the General Employees' Profit Sharing Plan with respect to the fiscal year ended October 31, 1994. Both the General Employees'
Profit Sharing Plan and the ESOP cover all salaried employees of the Company, including executive officers, with one year of service who have attained age 21.

     Stock Options Granted During Fiscal 1994 to the Named Executives

                             % of Total             Potential Realizable Value
                    Number   Options                    at Assumed Annual Rates
                    of       Granted to                  of Stock Appreciation
Name and            Options  Employees in  Exercise          for Option Term
Principal Position  Granted  Fiscal Year    Price   Exp. Date     5%       10%
D. Michael Cockrell
Treasurer and Chief
Financial Officer      5,000    8.77%       $16.50    4/28/99  $22,800   $50,400


Director's Fees

     During fiscal 1993, Directors who were not also officers or employees of the Company received a fee of $500 per meeting attended plus an annual stipend of $7,500.

Board Report on Executive Compensation

     The Company does not have a standing Compensation Committee, and therefore the Board of Directors prepared the following Report.

     Generally, executive officer compensation is not directly related to factors such as profitability, sales growth, return on equity or market share, except to the extent that such factors impact the Company's overall ability to satisfy its compensation obligations to all employees.

     Annual compensation for the Chief Executive Officer ("CEO") and President, and the Chairman of the Board, is determined by the full Board of Directors of the Company. The Stock Option Committee of the Company's Board of Directors makes decisions relating to stock option awards to executive officers and other key personnel pursuant to the Company's Stock
Option Plan.   The annual compensation for the Treasurer and Chief Financial
Officer ("CFO") is determined by the President. The components of the annual compensation paid to the CEO and CFO are as follows: (i) base salary; (ii) a bonus calculated pursuant to the provisions of the Company's Bonus Award Program; (iii) allocation of contributions made by the Company to the respective accounts of the CEO and CFO under the ESOP; and (iv) allocation of contributions made by the Company to the respective accounts of the CEO and CFO under the Company's General Employees' Profit Sharing Plan.

     Base salaries for executive officers of the Company are originally fixed using a comparison of similarly situated officers of other poultry companies. Also taken into account are benefits, years of service, responsibilities, Company growth, future plans and the Company's current ability to pay. Periodic increases in base salary are based on evaluations of past and current performance and current market conditions. In addition, in accordance with the Company's Wage and Salary Administration manual in effect since 1979, the base salary of each salaried employee of the Company, including the executive officers, is increased on January 1 of each year to reflect cost of living increases, provided that the Company is in a financial position to make an increase. In January, 1994, the base salary of all salaried employees of the Company, including the executive officers, was increased by 2.0%.

     The CEO and CFO are participants in the Company's Bonus Award Program, which covers all salaried employees of the Company. The amounts payable to all salaried employees, including the executive officers, are based on the Company's financial performance. The bonus for the CEO and CFO is calculated by multiplying such person's average monthly salary by 12 and multiplying that product by a percentage ranging from .5% to 25%, depending on the performance of the Company. Bonuses paid in fiscal 1994 related to performance in fiscal 1993. No bonuses have been or will be paid for fiscal 1994.

     In addition, all executive officers participate in the Company's Employee Stock Ownership Plan and the General Employees' Profit Sharing Plan which covers all salaried employees of the Company. Awards to the executive officers under each of these plans are made on the same basis as are awards to all other participants.

     Joe F. Sanderson, Jr.         Charles W. Ritter, Jr.
     Joe Frank Sanderson           Donald W. Zacharias
     Dewey R. Sanderson, Jr.       Rowan H. Taylor
     Phil K. Livingston            John H. Baker, III
     Robert Buck Sanderson


Performance Graph

     The following graph presents a comparison of the five year cumulative total stockholder return* among the Company, the NASDAQ Composite Index, and a self-constructed peer group index comprised of Cagles, Inc., Golden Poultry Co., Hudson Foods, Inc., Pilgrim's Pride, Inc. and WLR Foods, Inc. (the "Peer Group Index"). The Company selected the Peer Group Index because the return reflected in the Peer Group Index presents stockholders with a comparison of total stockholder return with companies of similar size, product and market capitalization.

                                          YEARS**

Sanderson Farms, Inc.           100     60     69     89    104    135
NASDAQ Composite Index          100     74    126    141    181    182
Peer Group                      100     77     90     93    123    163


*Assumes $100 invested on November 1, 1989; total return, other than for NASDAQ Composite Index, assumes reinvestments of dividends.

**Fiscal year ends October 31.



                                INDEPENDENT AUDITORS

     Ernst & Young LLP, Independent Auditors, Jackson, Mississippi, were the independent auditors for the Company during the fiscal year ended October 31, 1994. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement at the meeting if he desires to do so, and will be available to respond to any appropriate questions.

     The Board of Directors of the Company has selected the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1995. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board has chosen to submit it to the stockholders for their approval and ratification. Of the shares represented and entitled to vote at the Annual Meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1995, in order for this proposal to be adopted. The Proxyholders named in the accompanying proxy card will vote FOR the foregoing proposal unless otherwise directed therein. Abstentions will not be counted either as a vote FOR or as a vote AGAINST the proposal to ratify and approve the selection of Ernst
& Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1995. Broker non-votes will be treated as not present for purposes of calculating the vote with respect to the foregoing proposal, and will not be counted either as a vote FOR or AGAINST or as an ABSTENTION with respect thereto.


                              OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters likely to be brought before the Annual Meeting other than those set forth in the Notice of the Meeting. If other matters properly come before the Meeting, each Proxy will be voted in accordance with the discretion of the Proxyholders named therein.

                          STOCKHOLDER PROPOSALS
Procedure
     The Company's By-laws provide that stockholders may nominate individuals for election as directors from the floor at any annual or special meeting of stockholders called for the election of directors only if timely written notice of such nomination has been given to the
Secretary of the Company. To be timely, such notice must be received at the principal office of the Company no later than the close of business on the 15th day following the day on which notice of the date ofthe meeting is given or made to stockholders in accordance with the By-laws. The
By-laws specify what such a notice of such nomination must include.   In
addition, the By-laws set forth the procedure that must be followed by stockholders to properly bring a matter before a stockholders' meeting.
If a stockholder wishes to bring a matter before the meeting that has not been specified in the notice of the meeting, the stockholder must deliver written notice of said stockholder's intent to bring the matter before the meeting of stockholders so that the notice is received by the Secretary of the Company no later than the close of business on the 15th day following the date on which notice of the day of the meeting is given or made to stockholders in accordance with the By-laws. The By-laws also specify what such a notice must include.

1996 Annual Meeting

     A stockholder who intends to present a proposal, which relates to a proper subject for stockholder action, at the 1996 Annual Meeting of Stockholders and who wishes such proposal to be considered for inclusion in the Company's proxy materials for such meeting must cause such proposal to be received, in proper form, at the Company's principal executive offices no later than September 26, 1995. Any such proposals, as well as any questions relating thereto, should be directed to the Company to the attention of its President.

                  METHODS AND COST OF SOLICITING PROXIES

     The Proxy card enclosed with this Proxy Statement is solicited by and on behalf of the Board of Directors of the Company. In addition to solicitation of stockholders of record by mail, telephone or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their principals, and the Company will reimburse them for their mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of common stock. Whether or not you expect to be present at the Annual Meeting, please sign, date and return the enclosed Proxy card promptly. No postage is necessary if mailed in the United States. The cost of solicitation, including the preparation, printing and mailing, is being paid by the Company.

                              BY ORDER OF THE BOARD OF DIRECTORS:

                                   /s/ James A. Grimes
                                   James A. Grimes, Secretary

Dated: January 25, 1995

                              "APPENDIX A"

                         SANDERSON FARMS, INC.

     The undersigned hereby appoints D. Michael Cockrell and James A. Grimes and each of them, as proxies for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock, $1.00 per share par value, of Sanderson Farms, Inc. at the Annual Meeting on February 23, 1995 (and any adjournments thereof), as instructed herein with respect to the matters herein set forth (and, to the extent not so instructed, as set forth in the related Proxy Statement), and according to their discretion upon all other matters which may properly come before such Meeting.

                                  BALLOT

                       MANAGEMENT RECOMMENDS A VOTE
                      "FOR" THE FOLLOWING PROPOSALS

1.   To elect three Class C Directors to serve until the 1998 annual meeting:

    /   /   FOR all nominees      /   /   WITHHOLD AUTHORITY
        listed below (except          (to vote for all
        as indicated to the           nominees listed below)
        contrary below)

     Joe Frank Sanderson,   Donald W. Zacharias   and  Robert Buck Sanderson

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name here:


                  __________________        _________________

2. To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1995:


     /   /        FOR     /   /    AGAINST    /   /   ABSTAIN

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                          SANDERSON FARMS, INC.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED UPON THE MATTERS SET FORTH ON THE REVERSE. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2. THIS PROXY CONFERS
DISCRETIONARY VOTING AUTHORITY AS TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. SEE ACCOMPANYING PROXY STATEMENT.


                         Dated:                              , 1995




                              Signature(s)

                         Executors, Administrators,
                         Trustees, etc. should give full
                         title.   This proxy should be
                         signed as name appears on
                         certificate(s).


                 THIS PROXY IS SOLICITED BY THE BOARD OF
                    DIRECTORS OF SANDERSON FARMS, INC.


                         (SEE BALLOT ON REVERSE)

                          SANDERSON FARMS, INC.

                                  BALLOT

1.   (A)  To elect three Class C Directors to serve until the 1998 annual meeting:
     ___                      ___
    /   /   FOR all nominees      /   /   WITHHOLD AUTHORITY
        listed below (except          (to vote for all
        as indicated to the           nominees listed below)
        contrary below)

     Joe Frank Sanderson, Donald W. Zacharias and Robert Buck Sanderson

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name here:


2. To consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1995:

                 ___          ____                 ____
           /   /   FOR       /   /    AGAINST    /   /   ABSTAIN




Dated:                 , 1995
                                                 Participant


                                                 (Print Name)

PLEASE DATE, SIGN AND RETURN THIS BALLOT IN THE ENCLOSED ADDRESSED AND POSTAGE PREPAID ENVELOPE TO THE ADMINISTRATIVE COMMITTEE OF THE ESOP NO LATER THAN FEBRUARY 15, 1995, THROUGH COMPANY MAIL OR BY UNITED STATES MAIL.